UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

STAAR Surgical Company

(Name of Registrant as Specified In Its Charter)

Broadwood Partners, L.P.

Broadwood Capital, Inc.

Neal C. Bradsher

Richard T. LeBuhn

Natalie R. Capasso

Raymond A. Myers

Jason J. Martin

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On November 10, 2025, Broadwood Partners, L.P., collectively with its affiliates, issued a press release, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference, and updated its website, www.LetSTAARShine.com, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Special Meeting of Stockholders Scheduled for October 23, 2025

Broadwood Partners, L.P., Broadwood Capital, Inc., Neal C. Bradsher, Richard T. LeBuhn, Natalie R. Capasso, Raymond A. Myers and Jason J. Martin (collectively, the “Participants”) are participants in the solicitation of proxies from the stockholders of STAAR Surgical Company (the “Company”) in connection with the special meeting of stockholders scheduled for October 23, 2025 (including any adjournments, postponements, reschedulings or continuations thereof, the “Special Meeting”). The Participants have filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GREEN Proxy Card to be used in connection with any such solicitation of proxies from the Company’s stockholders for the Special Meeting. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The Definitive Proxy Statement and accompanying GREEN Proxy Card have been furnished to some or all of the Company’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Special Meeting of Stockholders to Remove Members of the Board

The Participants also intend to file a definitive proxy statement and an accompanying GREEN Proxy Card with the SEC to be used to solicit proxies with respect to removing members of the Board and any other proposals that may come before a future and yet to be called or otherwise scheduled special meeting of stockholders (including any adjournments, postponements, reschedulings or continuations thereof, the “Stockholder Meeting”). The Stockholder Meeting will be separate, distinct and unrelated to the Special Meeting, and the Participants believe that the Stockholder Meeting will have no effect on the outcome of the Special Meeting. The Participants do not believe that there is any lawful reason that would prevent or prohibit the Participants from calling the Stockholder Meeting, regardless of the outcome of the stockholder vote at the Special Meeting, and do not make any representation related to whether the Company may contest, or otherwise challenge, the Participants’ ability to call the Stockholder Meeting. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE STOCKHOLDER MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all of the Company’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on October 24, 2025 and is available here.

Exhibit 1

Broadwood Partners Calls for the Appointment of New Directors at STAAR Surgical to Oversee Go-Shop Process

Believes New, Independent, and Experienced Directors Are Needed in Order to Restore Trust in the Board and Confidence in the Go-Shop Process

Notes Recently Appended Go-Shop Is Not a Good Substitute for a Full Strategic Alternatives Process Conducted at the Right Time

NEW YORK--(BUSINESS WIRE)--Broadwood Partners, L.P. and its affiliates (collectively, “Broadwood”) today commented on the recent filing of amendments to the merger agreement in connection with the proposed sale of STAAR Surgical Company (“STAAR” or the “Company”) (NASDAQ: STAA) to Alcon Inc. (“Alcon”) (NYSE: ALC).

Neal C. Bradsher, Founder and President of Broadwood, said:

“For more than three months, we have been telling the Board of Directors that its decision to sell STAAR to Alcon came at the wrong time, resulted from the wrong process, and was at the wrong price. The vast majority of shareholders and all three major proxy advisory firms shared our perspective and overwhelmingly opposed this misbegotten transaction.

We are pleased that the Board now recognizes – albeit belatedly – the flaws in its initial process, including with respect to timing, and acknowledges the benefits of a wider solicitation of proposals. However, as we have pointed out for months, ‘window shops’ and ‘go-shops’ are never good substitutes for a well-designed, well-timed, thorough sale process.

One thing we are certain of: shareholders will have little confidence in the outcome of this ‘go-shop’ if the same directors, bankers, and lawyers who designed and executed an inappropriate and flawed sale process in the first place remain in exclusive control of these new palliative measures.

As STAAR’s largest shareholder, we have been asking for weeks for the Board to engage in dialogue with shareholders and for changes to the Board so that truly independent directors could assist in the evaluation of the best path forward. This Board has confounded us and our fellow shareholders with its myriad, and apparently conflict-ridden, decisions and lack of transparency, including about other strategic interest in the Company. Given these missteps, and the lack of sufficient public company sale experience on the Board, having new directors to ensure there are no further false starts, delays, misrepresentations, or mistakes is more critical than ever in our view.

We understand that the founder of one of STAAR’s largest shareholders, Yunqi Capital, has expressed an interest in serving on the Board. And we remain willing to identify other qualified and independent candidates for the Board, including candidates who have experience overseeing well-managed sale processes and have a strong understanding of directors’ fiduciary duties to shareholders.

The Board should have some humility. It repeatedly and vociferously recommended the Alcon deal, which was roundly and overwhelmingly rejected by shareholders and proxy advisory firms alike. In a continuing scramble to salvage its ill-conceived deal, the Board has now delayed the shareholder vote three separate times. Dare we say, the problem lies with the Board, not with the shareholders; all the delays and patches and band-aids just underscore that point.

As the Board can surely appreciate, we have lost confidence in the Board’s ability to make good and objective decisions on our behalf. The right, humble, and necessary response is for this Board to embrace accountability and sound governance by augmenting its membership with new directors whom investors can trust. Absent such a responsible move, we believe shareholders will doubt the outcome of this appended go-shop ‘fix-er-up’ process, and the credibility of the Board will be even further damaged in the eyes of shareholders.”

Shareholders can find additional information at www.LetSTAARShine.com.

About Broadwood

Broadwood Partners, L.P. is managed by Broadwood Capital, Inc. Broadwood Capital is a private investment firm based in New York City. Neal Bradsher is the President of Broadwood Capital.

Certain Information Concerning the Participants

Special Meeting of Shareholders Scheduled for October 23, 2025

Broadwood Partners, L.P., Broadwood Capital, Inc., Neal C. Bradsher, Richard T. LeBuhn, Natalie R. Capasso, Raymond A. Myers and Jason J. Martin (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of STAAR in connection with the special meeting of shareholders scheduled for October 23, 2025 (including any adjournments, postponements, reschedulings or continuations thereof, the “Special Meeting”). The Participants have filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GREEN Proxy Card to be used in connection with any such solicitation of proxies from the Company’s shareholders for the Special Meeting. SHAREHOLDERS OF STAAR ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The Definitive Proxy Statement and accompanying GREEN Proxy Card have been furnished to some or all of STAAR’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Special Meeting of Shareholders to Remove Members of the Board

The Participants also intend to file a definitive proxy statement and an accompanying GREEN Proxy Card with the SEC to be used to solicit proxies with respect to removing members of the Board and any other proposals that may come before a future and yet to be called or otherwise scheduled special meeting of shareholders (including any adjournments, postponements, reschedulings or continuations thereof, the “Shareholder Meeting”). The Shareholder Meeting will be separate, distinct and unrelated to the Special Meeting, and the Participants believe that the Shareholder Meeting will have no effect on the outcome of the Special Meeting. The Participants do not believe that there is any lawful reason that would prevent or prohibit the Participants from calling the Shareholder Meeting, regardless of the outcome of the shareholder vote at the Special Meeting, and do not make any representation related to whether the Company may contest, or otherwise challenge, the Participants’ ability to call the Shareholder Meeting. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE SHAREHOLDER MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all of the Company’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on October 22, 2025 and is available here.

Contacts

Investor Contacts
John Ferguson / Joseph Mills
Saratoga Proxy Consulting LLC
jferguson@saratogaproxy.com
jmills@saratogaproxy.com
(212) 257-1311
(888) 368-0379

Media Contacts
Scott Deveau / Jeremy Jacobs
August Strategic Communications
Broadwood@AugustCo.com
(323) 892-5562

Exhibit 2

PRESS/MEDIA Media October 31, 2025 Investing.com, October 31st – Alcon rejects raised bid for STAAR Surgical as shareholders revolt October 16, 2025 Investing.com, October 16th – ISS recommendation may toll the bell for STAAR – Alcon deal, validates Broadwood October 9 , 2025 Investing . com, October 9 th – Glass Lewis recommends against STAAR – Alcon merger, bolstering Broadwood’s campaign October 8, 2025 Bloomberg Opinion, October 8th – AI Insurance Is Expensive: P(doom), STAAR Surgical projections, Bitcoin life insurance and YouTube self - help September 25, 2025 CTFN, September 25 – Former CEO outlines case for shareholders to reject deal at current price September 11, 2025 Investing.com, September 11 – Exclusive: Shareholder revolt threatens Alcon’s takeover of STAAR Surgical September 2, 2025 Reuters, September 2 – STAAR shareholder Broadwood says it opposes Alcon’s proposed takeover September 2, 2025 MassDevice, September 2 – Alcon faces opposition from Staar Surgical’s largest shareholder in planned acquisition September 2, 2025 Medical Device Network, September 2 – STAAR Surgical’s largest shareholder opposes Alcon takeover Press November 10, 2025 Broadwood Partners Calls for the Appointment of New Directors at STAAR Surgical to Oversee Go - Shop Process November 4, 2025 Broadwood Partners Condemns Alcon’s Fallacious Attacks on STAAR Surgical and Its Prospects October 24, 2025 Broadwood Partners Condemns Decision by STAAR Surgical and Alcon to Delay Final Vote on Proposed Transaction October 22, 2025 Broadwood Partners Intends to Call Special Meeting to Remove Several STAAR Surgical Directors October 20, 2025 Broadwood Partners Highlights Growing Opposition to STAAR Surgical’s Proposed Sale to Alcon October 17, 2025 Broadwood Partners Issues Letter to STAAR Surgical’s Board Urging it to Allow Timely Shareholder Vote on Alcon Sale October 15, 2025 Broadwood Partners: All Three Leading Proxy Advisory Firms Recommend STAAR Surgical Shareholders Vote “AGAINST” Sale to Alcon October 14, 2025 Broadwood Partners Comments on STAAR Surgical’s Late and Troubling Disclosure in Deeply Flawed Sale Process to Alcon October 10, 2025 Broadwood Partners Issues Letter to STAAR Surgical’s Board Questioning Its Diligence in Rush to Reaffirm Support for Alcon Sale October 8, 2025 Broadwood Partners: Leading Advisory Firm Glass Lewis Urges STAAR Shareholders to Vote “AGAINST” Sale to Alcon SIGN UP FOR UPDATES SUBSCRIBE First Name Last Name Email © 2025 Let STAAR Shine. All rights reserved. Terms of Use. Privacy Policy. Disclaimer. MEDIA August Strategic Communications Scott Deveau / Jeremy Jacobs (323) 805 - 8919 Broadwood@augustco.com INVESTOR CONTACT Saratoga Proxy Consulting, LLC John Ferguson / Joseph Mills (888) 368 - 0379 or (212) 257 - 1311 jferguson@saratogaproxy.com jmills@saratogaproxy.com HOME REASONS TO VOTE AGAINST RESOURCES PRESS/MEDIA HOW TO VOTE CONTACT